UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 26, 2017
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6333 State Hwy 161, 6th Floor
Irving, Texas 75038
(Address of principal executive offices)
(972) 870-6000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 26, 2017, Blucora, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2017. Copies of the press release and a presentation of supplemental information are furnished to, but not filed with, the Securities and Exchange Commission as Exhibits 99.1 and 99.2 hereto.
The press release includes non-GAAP financial measures as that term is defined in Regulation G. The press release also includes the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), information reconciling the non-GAAP financial measures to the GAAP financial measures, and a discussion of the reasons why the Company’s management believes that presentation of the non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations. The non-GAAP financial information presented therein should be considered in addition to, not as a substitute for, or superior to, financial measures calculated and presented in accordance with GAAP.

Item 7.01    REGULATION FD DISCLOSURE
Additionally, the Company published an investor presentation with data for the quarter ended September 30, 2017. The presentation is available on the investor relations portion of the Company’s corporate website at www.blucora.com. The Company's website and the information contained therein or connected thereto is not intended to be incorporated by reference into this report.
A copy of the investor presentation is furnished to, but not filed with, the Securities and Exchange Commission as Exhibits 99.3 hereto.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press release dated October 26, 2017
99.2	Supplemental Information Presentation dated October 26, 2017
99.3	Investor Presentation dated October 26, 2017

Safe Harbor Statement Under the Private Securities and Litigation Reform Act
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "anticipate," "believe," "plan," "project," "expect," "future," "intend," "may," "will," "should," "could," "would," "estimate," "predict," "potential," "continue," and similar expressions. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: risks associated with the Company’s strategic transformation and the successful execution of its strategic initiatives, operating plans and marketing strategies; general economic, political, industry, and market conditions; the Company’s ability to attract and retain productive advisors; the Company’s ability to successfully make technology enhancements and introduce new products and services; information technology and cybersecurity risks; the effect of current, pending and future legislation, regulation and regulatory actions, such as the new Department of Labor rule and any changes in tax laws; dependence on third parties to distribute products and services; litigation risks; the Company’s ability to hire, retain and motivate key employees; the Company’s ability to protect its intellectual property; and financing risks, including risks related to the Company’s existing debt obligations. A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLUCORA, INC.

By	/s/ Eric M. Emans
Eric M. Emans
Chief Financial Officer

October 26, 2017